EXHIBIT 10.2
ART TECHNOLOGY GROUP, INC.
2007 EXECUTIVE MANAGEMENT COMPENSATION PLAN
     The following executive officers of ATG are eligible to participate in this Plan, subject to the execution by the executive officer of the Terms and Conditions of Participation set forth as Exhibit A to this Plan. The target bonus payout for the indicated periods and the applicable performance metrics for each executive office are as follows:

		TARGET BONUS
		PAYOUT (AT 100%
		OF PERFORMANCE
TITLE	PERIOD	METRICS)	PERFORMANCE METRICS

CEO	Annual	$200,000	35% ATG Revenue
			(defined below);
			35% ATG Adjusted
			Operating Profit
			(defined below);
			10% On Demand
			Revenue;
			20% MBOs.

CFO	Annual	$100,000	30% ATG Adjusted
			Operating Profit;
			30% ATG Revenue;
			10% Investor
			Satisfaction;
			10% Cash Mgmt;
			20% MBOs.

SVP SALES	Quarterly	$40,000/quarter	50% ATG Revenue
			(excluding eStara);
			50% Bookings (On
			Demand and
			License);

	Annual	$40,000 annual	100% Adjusted
		($200,000 total Target)	Operating Profit.

SVP MARKETING	Annual	$100,000	25% ATG Adjusted
			Operating Profit;
			25% Bookings (On
			Demand and
			License);
			25% ATG Revenue
			(excluding eStara);
			25% MBOs.

		TARGET BONUS
		PAYOUT (AT 100%
		OF PERFORMANCE
TITLE	PERIOD	METRICS)	PERFORMANCE METRICS

SVP Services	Quarterly	$20,000/quarter	30% Worldwide
			PS/Ed/Hosting
			Margin %;
			20% CSS Revenue;
			30% Hosting Revenue;
			20% Worldwide
			PS/Ed/Revenue;
	Annual	$20,000 annual
		($100,000 total target)	100% Adjusted Operating Profit.

SVP HUMAN	Annual	$80,000	35% ATG Adjusted
RESOURCES			Operating Profit;
			30% ATG Revenue;
			35% MBOs.

SVP PRODUCTS &	Annual	$100,000	30% ATG Adjusted
TECHNOLOGY			Operating Profit;
			40% ATG Revenue
			(excluding eStara);
			30% MBOs.

SVP (eStara)	Annual	$100,000	30% eStara Revenue;
			40% eStara Adjusted
			Operating Profit; and
			30% MBOs.
SVP Business	Annual	$100,000	25% ATG Revenue
Development			25% ATG Adjusted
			Operating Profit
			50% MBOs.

1.	For all except SVP eStara no bonus will be paid for the annual period unless ATG achieves, at minimum, 50% of its Adjusted Operating Profit goal for 2007. No part of the bonus for each of the three bonus categories for the SVP eStara will be paid unless, at a minimum, 70% of the goal for such category is achieved.

2.	“ATG Revenue” means GAAP revenue plus the change in net deferred license revenue for the period (2007 over 2006).

3.	“ATG Adjusted Operating Profit” means ATG Revenue less GAAP cost of sales and operating expenses, but excludes restructuring charges, the eStara earn out, and option expensing. For SVP eStara, Adjusted Operating Profit for eStara excludes option expenses, amortization and the eStara earn out compensation expenses.

EXHIBIT A
TERMS AND CONDITIONS OF PARTICIPATION
ATG 2007 EXECUTIVE MANAGEMENT COMPENSATION PLAN
1.	No incentive payments will be paid unless you are actively employed by ATG at the time incentive payments are made, or unless otherwise provided in a separate written agreement between you and ATG. Payments are generally made six to twelve weeks following the end of the applicable period if approved financial statements are available.
2.	These payments are offered as an incentive, but are not guaranteed. ATG (including the Compensation Committee of ATG’s Board of Directors) reserves the sole right to make changes to any and all terms and conditions of the 2007 Executive Management Compensation Plan due to changes in business conditions, performance of the executive or the Company or other factors, at the sole discretion of the Compensation Committee of ATG’s Board of Directors.
3.	ATG reserves the right to make goal substitutions to meet changing business requirements. There may be additional deliverables not explicitly detailed in the attached MBO listing, as specified by ATG Management.
4.	Participation in the 2007 Executive Management Compensation Plan is no guarantee of participation in any subsequent plans. The Company reserves the sole right to designate participants, and to make any and all changes to a participant’s yearly plan.
5.	The final payout amount to the executive officers, except the chief executive officer, must be approved by the Compensation Committee of ATG’s Board of Directors, including payout of any amounts over 100% of target and partial payments when targets are partially achieved. The final payout amount to the Chief Executive Officer will be recommended to the Board of Directors by the Compensation Committee of ATG’s Board of Directors and approved by the ATG Board of Directors. Additional factors may be considered in determining the final payout amount.
6.	In all circumstances, the amount and timing of any incentive payment are solely within the discretion of the Compensation Committee of ATG’s Board of Directors and the ATG Board of Directors, regardless of the provisions of the 2007 Executive Management Compensation Plan.

Agreed by:

Executive Signature	Date

CEO Signature	Date